Exhibit 10.1

SECOND AMENDMENT TO THIRD AMENDED
AND RESTATED LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this “Second Amendment”) dated as of the 8th day of July, 2020, among (1) ONE LIBERTY PROPERTIES, INC., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (“Borrower”), (2) VNB NEW YORK, LLC, a New York limited liability company (as successor by merger to VNB New York Corp., as assignee of Valley National Bank, Merchants Bank Division), as a lender, having an office at 1 Penn Plaza, 29th Floor, New York, New York 10119 (“VNB”), (3) BANK LEUMI USA, as a lender, having an office at 579 Fifth Avenue, New York, New York 10017 (“Leumi”), (4) MANUFACTURERS AND TRADERS TRUST COMPANY, as a lender, having an office at 350 Park Avenue, New York, New York 10022 (“M&T”), (5) PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION, as a lender, having an office at 100 Motor Parkway, Suite 160, Hauppauge, New York 11788 (“People’s Bank”), and (6) MANUFACTURERS AND TRADERS TRUST COMPANY, as administrative agent (together with its successors and assigns, “Administrative Agent”) on behalf of VNB, Leumi, M&T, People’s Bank and the other Lenders (as defined in the Loan Agreement (as defined below)). Capitalized terms not otherwise defined in this Second Amendment shall have the meanings ascribed to them in the Loan Agreement.

RECITALS

WHEREAS, Borrower, Administrative Agent and Lenders entered into a certain Third Amended and Restated Loan Agreement made as of November 9, 2016, as amended by that certain First Amendment to Third Amended and Restated Loan Agreement and Other Loan Documents dated as of July 1, 2019 (as amended from time to time, collectively, the “Loan Agreement”); and

WHEREAS, Borrower, Administrative Agent and Lenders wish to supplement and amend the Loan Agreement by revising certain of the covenants contained in the Loan Agreement all upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, it is agreed as follows:

1. Section 2.06 of the Loan Agreement is hereby amended by replacing the last sentence of said section with the following sentence:

“No Lender shall advance, and Borrower shall not request, Renovation Expense Loans and Operating Expense Loans which, in the aggregate, exceed the lesser of (x) $30,000,000 or (y) 30% of the Borrowing Base; provided, however, that in no event shall (A) Operating Expense Loans exceed (1) $20,000,000 through February 28, 2021 and (2) $10,000,000 from and after March 1, 2021, and (B) Renovation Expense Loans exceed (1) $10,000,000 through February 28, 2021 and (2) $20,000,000 from and after March 1, 2021, and Borrower shall immediately prepay such Operating Expense Loans and/or Renovation Expense Loans to the extent of any such excess and there shall be no further advances until such excess is repaid.”

2. Section 2.10 of the Loan Agreement is hereby amended and restated in its entirey as follows:

“SECTION 2.10 Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used for (i) the acquisition of a Property; (ii) the repayment (in whole or in part) of existing mortgage debt on a Property; and (iii) Renovation Expense Loans and Operating Expense Loans in the aggregate not to exceed the lesser of (x) $30,000,000 or (y) 30% of the Borrowing Base; provided, however, that in no event shall (A) Operating Expense Loans exceed (1) $20,000,000 through February 28, 2021 and (2) $10,000,000 from and after March 1, 2021, and (B) Renovation Expense Loans exceed (1) $10,000,000 through February 28, 2021 and (2) $20,000,000 from and after March 1, 2021. No part of the proceeds of any Loan may be used for any purpose that directly or indirectly violates or is inconsistent with, the provisions of Regulations T, U or X. Borrower shall not use, and shall take reasonable steps to ensure that none of its Subsidiaries and its or their respective directors, officers, employees and agents shall use, the proceeds of any Revolving Credit Loans (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, or (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country.”

3. The effectiveness of this Second Amendment shall be expressly subject to receipt by Administrative Agent and Lenders of the following items:

(a)	a fully-executed Second Amendment;

(b)	a fully executed Ratification and Confirmation of Guaranty in the form attached as Exhibit A (the “Guaranty Ratification”);

(c)	payment of all reasonable, out-of-pocket costs and expenses incurred by Administrative Agent in connection with this Second Amendment;

(d)	payment to Administrative Agent’s and each Lender’s outside counsel for reasonable fees and expenses in connection with the preparation, negotiation and execution of this Second Amendment;

(e)	a satisfactory attorney opinion letter from Richard M. Figueroa, Senior Vice President and Legal Counsel of Borrower, (i) stating that Borrower is duly formed, fully qualified, validly existing and in good standing under the laws of the State of Maryland and the State of New York and is authorized and empowered, by signature of the undersigned, to enter into this Second Amendment and perform all of the terms, provisions, covenants and conditions hereof, and that in doing so, Borrower shall not be in violation of Borrower’s by-laws or any other agreement to which Borrower is a party, (ii) stating that each Guarantor is duly formed, fully qualified, validly existing and in good standing under the laws of their respective state of formation and each Guarantor is authorized and empowered, by signature of the undersigned, to enter into the Guaranty Ratification and perform all of the terms, provisions, covenants and conditions thereof, and that in doing so, each Guarantor shall not be in violation of such Guarantor’s formation or organizational documents or any other agreement to which such Guarantor is a party, (iii) regarding the validity and enforceability of this Second Amendment and the documents to be executed in connection herewith, and (iv) stating that there have been no changes to (x) Borrower’s certificate of incorporation or by-laws other than as described in Borrower’s Proxy Statement dated April 22, 2020 and Form 8-K dated July 7, 2020 or (y) any Guarantor’s certificate of incorporation, formation or limited partnership, as applicable, or by-laws, operating agreement or partnership agreement, as applicable, in each instance, since the versions thereof delivered to Administrative Agent on November 9, 2016; and

(f)	such other agreements and instruments as Administrative Agent and Lenders reasonably deem necessary to carry out the terms and provisions of this Second Amendment.

4. Except as expressly provided in this Second Amendment, all of the terms, provisions, covenants and conditions of the Loan Documents (as such term is defined in the Loan Agreement) shall be and remain in full force and effect as written, unmodified hereby. Borrower hereby further ratifies and acknowledges the continuing validity and enforceability of the Loan Documents as herein modified and the obligations evidenced thereby. In the event of any conflict between the terms, provisions, covenants and conditions of this Second Amendment and the Loan Documents, this Second Amendment shall control. Except as may be expressly provided in this Second Amendment, this Second Amendment shall not waive, suspend, diminish or impair the Loan Documents or the obligations, liabilities, liens or security interests represented thereby.

5.       Borrower hereby represents and warrants that:

(a)	Except as set forth on replacement schedules attached hereto as Exhibit B, any and all of the representations, warranties and schedules (as such schedules may have been previously supplemented and/or modified from time to time in accordance with the Loan Agreement) contained in the Loan Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

(b)	The execution of this Second Amendment, the delivery by Borrower to Administrative Agent of all monies, items and documents provided for herein, Borrower’s performance hereof and the transactions contemplated hereby have been duly authorized by the requisite action on the part of Borrower. This Second Amendment constitutes the valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms, provisions, covenants and conditions, except as enforcement thereof may be limited by applicable laws affecting the enforcement of creditors’ rights generally;

(c)	Except as may previously have been expressly disclosed in writing by Borrower to Administrative Agent or the Lenders, no event has occurred and is continuing which constitutes an Event of Default under the Loan Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute an Event of Default;

(d)	As of the date hereof, Borrower is legally, validly and enforceably indebted to Lenders in the aggregate principal amount of $22,150,000, all of which amounts are due without offset, claim, defense, counterclaim or right of recoupment; and

(e)	Borrower hereby knowingly, voluntarily, intentionally, unconditionally and irrevocably waives, releases, and forever discharges Administrative Agent, Lenders, and Administrative Agent’s and Lenders’ parent, affiliates, subsidiaries (such persons or parties being hereinafter collectively referred to as “Lender Entities”) and Lender Entities’ agents, officers, directors, shareholders, partners, members and employees (Administrative Agent, Lenders and Lender Entities and such other persons or parties being herein collectively referred to as “Lender Parties”), from and against any and all rights, claims, counterclaims, actions or causes of action against Administrative Agent, Lenders and/or Lender Parties, arising out of Administrative Agent’s, Lenders’ and/or Lender Parties’ actions or inactions in connection with the Loan prior to the execution and delivery of this Second Amendment, or any security interest, lien or collateral then given/granted to Administrative Agent, Lenders and/or Lender Parties in connection therewith, as well as, to the extent arising out of such actions or inactions, any and all rights of set-off, defenses, claims, actions, causes of action and any other bar to the enforcement of this Second Amendment and/or the Loan Documents.

6. This Second Amendment shall be governed and construed in accordance with the laws of the State of New York without reference to principles of conflicts of law.

7. No modification or waiver of or with respect to any provisions of this Second Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by Administrative Agent or Lenders from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on Borrower in any case shall, of itself, entitle Borrower to any other or further notice or demand in similar or other circumstances.

8. The provisions of this Second Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in the Second Amendment in any jurisdiction.

9. This Second Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of this Second Amendment (or counterparts hereof) by pdf electronic transmission shall be effective with the same effect as delivery of original signatures.

10. This Second Amendment shall be binding upon and inure to the benefit of Borrower and its successors and to the benefit of Administrative Agent, Lenders and their respective successors and assigns. The rights and obligations of Borrower under this Second Amendment shall not be assigned or delegated without the prior written consent of Administrative Agent and Lenders, and any purported assignment or delegation without such consent shall be void.

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IN WITNESS WHEREOF, the undersigned have caused this Second Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

ONE LIBERTY PROPERTIES, INC.

By:
Mark H. Lundy
Senior Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]

LENDER:

VNB NEW YORK, LLC

By:
Andrew Baron
First Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]

LENDER:

BANK LEUMI USA

By:
Jeffrey Puchin
Senior Associate Relationship Manager

By:
Roger Rofe
Senior Vice President

[SIGNATURES CONTINUE ON NEXT PAGE]

LENDER:

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURES CONTINUE AND END ON NEXT PAGE]

LENDER:

MANUFACTURERS AND TRADERS
TRUST COMPANY

By:
Name:
Title:

ADMINISTRATIVE AGENT:

MANUFACTURERS AND TRADERS
TRUST COMPANY

By:
Name:
Title: